UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

CHINA SUN GROUP HI-TECH CO.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-118259 (Commission File Number)	54-2142880 (IRS Employer Identification No.)

1 Hutan Street, Zhongshan District, Dalian, People’s Republic of China (Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 411- 8289-7752

Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                      Financials Statements and Exhibits

(d)

Exhibit No.	Exhibit Description

99.1	China Sun Group High-Tech Co. Develops New Product “Lithium Iron Phosphate”--Targets Growth in China’s Electric Automobile Market--Press Release dated December 5, 2008

99.1	China Sun Group High-Tech Co. Announces Operational Strategy to Address Global Economic Challenges- Press Release dated December 5, 2008

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2008	CHINA SUN GROUP HIGH-TECH CO.

	By:	/s/ Bin Wang
Name: Bin Wang Title: President, Chief Executive Officer and Chairman